                             JONES INTERCABLE, INC.

                                DEBT SECURITIES

                    UNDERWRITING AGREEMENT BASIC PROVISIONS


                                                           March 15th, 1995

To the Representative or Representatives named in the Terms Agreement referred to below

                 Jones Intercable, Inc., a Colorado corporation (the "Company"), may issue and sell from time to time its debt securities consisting of senior debt securities ("Senior Debt Securities"), senior subordinated debt securities ("Senior Subordinated Debt Securities") and subordinated debt securities ("Subordinated Debt Securities"; the Senior Debt Securities, the Senior Subordinated Debt Securities and the Subordinated Debt Securities being collectively referred to as the "Securities") registered under the registration statement referred to in Section 2(a) hereof. Such Securities may have varying designations, denominations, interest rates and payment dates, maturities, redemption provisions and selling prices. The Securities may be convertible, as described in the Indentures (as defined below), into shares of the Company's Class A Common Stock, $.01 par value (the "Class A Common Stock"). The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to in Section 1 hereof relating to the designation (including whether Senior Debt Securities, Senior Subordinated Debt Securities or Subordinated Securities and whether, and on what terms, such Securities are convertible) and series of Securities to be issued and sold by the company pursuant thereto (the "Offered Securities") to the several underwriters named therein (the "Underwriters"). The Senior Debt Securities will be issued under an indenture (the "Senior Debt Securities Indenture"), to be entered into between the Company and U.S. Trust Company of California, N.A., as trustee (the "Senior Debt Securities Indenture Trustee"); the Senior Subordinated Debt Securities will be issued under an indenture (the "Senior Subordinated Debt Securities Indenture") entered into between the Company and First Trust National Association, as trustee (the "Senior Subordinated Debt Securities Indenture Trustee"); the Subordinated Debt Securities will be issued under an indenture (the "Subordinated Debt Securities Indenture") to be entered into between the Company and Bank of America National Trust and Savings Association, as trustee (the "Subordinated Debt Securities Indenture Trustee")

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                                      -2-

(the Senior Debt Securities Indenture, the Senior Subordinated Debt Securities Indenture and the Subordinated Debt Securities Indenture pursuant to which the Offered Securities are issued are individually referred to as an "Indenture"; the Senior Debt Securities Indenture Trustee, the Senior Subordinated Debt Securities Indenture Trustee and the Subordinated Debt Securities Indenture Trustee are individually referred to as a "Trustee" and collectively referred to as the "Trustees"). The Terms Agreement relating to the Offered Securities (the "Terms Agreement"), together with the provisions hereof incorporated therein by reference (which provisions shall not become effective until so incorporated by reference), is herein referred to as this "Agreement." If the Underwriters consist only of the firm or firms referred to in the Terms Agreement as Representative or Representatives, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

                 1. Terms Agreement. The obligation of the Underwriters to purchase, and the Company to sell, the Offered Securities is evidenced by the Terms Agreement delivered at the time the Company determines to sell the Offered Securities. The Terms Agreement specifies the firm or firms which will be Underwriters, the principal amount of the Offered Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Offered Securities, the public offering price, if any, of the Offered Securities, whether, and on what terms, the Offered Securities are convertible into shares of Class A Common Stock, whether the Underwriters are authorized to solicit institutional investors to purchase Offered Securities pursuant to Delayed Delivery Contracts (as hereinafter defined), certain terms thereof and the Underwriters' compensation therefor and any terms of the Offered Securities not otherwise specified in the applicable Indenture (including, but not limited to, designations, denominations, interest rates and payment dates, maturity, redemption provisions and sinking fund requirements) and such other terms that may be decided between the Company and the Underwriters as specified in the Terms Agreement. The Terms Agreement specifies any details of the terms of the offering that should be reflected in a post-effective amendment to the Registration Statement or the Prospectus Supplement (each as hereinafter defined).

                 2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each Underwriter that:
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                                      -3-

                          (a) A registration statement on Form S-3, including a prospectus, with respect to the Securities and the shares of Class A Common Stock that may be issuable upon conversion of any convertible Securities, (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) has been filed with the Commission and
         (iii) has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the Registration Statement was so prepared and filed and any such amendment has become effective. A prospectus supplement (the "Prospectus Supplement"), including a prospectus, relating to the Offered Securities has been so prepared. The Prospectus Supplement, and if not previously filed, such prospectus will be filed pursuant to Rule 424 under the Act within the time prescribed by such Rule. Copies of such registration statement and prospectus, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement (including one fully executed copy of the registration statement and of each amendment thereto for counsel for the Underwriters) have been delivered to you. Such registration statement and prospectus, as amended or supplemented to the date of the Terms Agreement and as supplemented by the Prospectus Supplement are herein referred to as the "Registration Statement" and the "Prospectus," respectively. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement and any reference to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include, except with respect to Paragraph 5(d) hereof, the filing of any document with the Commission deemed to be incorporated by reference therein after the date of the Terms Agreement and on or prior to the Closing Date.

                          (b) The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Registration Statement and the Prospectus, as of the date of the Terms Agreement and at the Closing Date (as hereinafter defined),
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                                      -4-

         and any amendment or supplement thereto, conformed or will conform in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the Rules and Regulations; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein or information contained in the Statements of Eligibility on Form T-1 of the Trustees other than information furnished to the Trustees by the Company specifically for inclusion therein.

                          (c) The documents incorporated by reference in the Registration Statement or the Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934 (the "Exchange Act"), conformed, and any documents so filed and incorporated by reference after the date of the Terms Agreement and on or prior to the Closing Date will, when they are filed with the Commission, will conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                          (d)     Neither the Company nor any of its
         subsidiaries (as defined in Paragraph 12) is in violation of its corporate charter or by-laws, in the case of the Company and its corporate subsidiaries, or the applicable limited partnership agreement, in the case of the Company's affiliated partnerships, or in default under any agreement, indenture or instrument, the effect of which violation or default would constitute a Material Adverse Effect; neither the issuance or sale of the Offered Securities or the issuance of the shares of Class A Common Stock upon conversion of any convertible Offered Securities nor the consummation of any other of the transactions contemplated herein or in the Delayed Delivery Contracts nor fulfillment of the terms hereof or thereof or of the Indenture will conflict with, or result in the creation or imposition of any lien, charge or encumbrance, which in either case would have a Material Adverse Effect upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company, in the case of the Company and its corporate subsidiaries, or the applicable limited partnership agreement, in the case of the Company's affiliated partnerships, or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their property, the effect of which default or violation would constitute a Material Adverse Effect; and except as required by the Act, the Exchange Act, the Trust Indenture Act, and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

                          (e) Except as described in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any Material Adverse Effect in, or any adverse development which materially affects, the business, franchises, properties, financial condition, results of operations or prospects of the Company and its subsidiaries and its interests in its affiliated partnerships taken as a whole.

                          (f) The Indenture relating to the Offered Securities has been validly authorized and, when executed by the proper officers of the Company (assuming the due execution and delivery thereof by the Trustee) and delivered by the Company, will constitute the legally binding obligation of the Company, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; the Offered Securities have been validly authorized, and, upon due execution, authentication and delivery against payment therefore in accordance with the provisions of this Agreement, the Indenture (and, in the case of any Contract Securities, as contemplated by the Delayed Delivery Contracts with respect thereto) will be validly issued and outstanding, and will constitute legally binding obligations of the Company, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles, entitled to the benefits of the Indenture; and the Offered Securities, and any shares of Class A Common Stock issuable upon conversion of any Offered Securities, and
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                                      -6-


         the Indenture will conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                          (g) Any convertible Offered Securities are convertible into shares of Class A Common Stock in accordance with the terms of the Indenture relating to such Offered Securities; the appropriate number of shares of Class A Common Stock initially issuable upon conversion of any such Offered Securities in accordance with the terms of the Indenture have been duly authorized and reserved for issuance, and will, when issued in accordance with the terms of the Indenture, be validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof; and none of the shares of Class A Common Stock into which any such Offered Securities will be convertible will be subject to any preemptive right, or any lien, charge or encumbrance or any other claim of any third party.

                          (h) Each of the Company and its subsidiaries has been duly incorporated, and each of the Company's affiliated partnerships has been duly formed, and are validly existing and in good standing as corporations, in the case of the Company and its corporate subsidiaries, or as limited partnerships, in the case of its affiliated partnerships, under the laws of their respective jurisdictions of incorporation, or formation, and are duly qualified to do business and in good standing as a foreign corporation or partnership in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective business requires such qualification (except where the failure so to qualify would not have a Material Adverse Effect), and has all corporate or partnership power and authority necessary to own or hold their respective properties and to conduct the business in which they are engaged. Except as described in the Registration Statement and the Prospectus, all of the outstanding shares of each of the Company's corporate subsidiaries are owned by the Company directly, or indirectly through wholly-owned subsidiaries, free and clear of any liens, claims, equities or encumbrances, except liens, claims, equities or encumbrances arising in connection with bank indebtedness incurred in the ordinary course of business, have been duly authorized and are validly issued and outstanding, fully paid and non-assessable.

                          (i) Except as set forth in or contemplated by the Registration Statement or the Prospectus, there is no material litigation or
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                                      -7-


         governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which, if determined adversely to the Company or any of its corporate subsidiaries or affiliated partnerships, would result in any Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus.

                          (j) The financial statements and schedules and information of the Company incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. Arthur Andersen & Co., who have examined such financial statements, as set forth in their reports incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants within the meaning of the Act and the Rules and Regulations.

                          (k) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.

                          (l) The Company and each of its subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the business now or proposed to be operated by them as described in the Prospectus, and, except as described in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (or know of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which is likely to be sustained and, if such infringement or conflict were sustained, would result in any Material Adverse Effect.

                          (m) The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against the Company or any of its subsidiaries that would result in any Material Adverse Effect.

                          (n) The Company and its subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them free and clear of all liens, charges, encumbrances, or restrictions, except, with respect to the Company and its corporate subsidiaries, as set forth in the Prospectus and, with respect to the Company's affiliated partnerships, liens, charges, encumbrances, and restrictions arising in connection with bank debt incurred in the ordinary course of business; to the best of the Company's knowledge all of the material leases, licenses and franchise agreements under which the Company and its subsidiaries hold or use tangible or intangible properties or assets as lessee, licensee or franchisee are in full force and effect and no material claim has been asserted by anyone adverse to their rights as lessee, licensee or franchisee under any of such leases, licenses or franchise agreements, or affecting or questioning their right to the continued possession or use of the leased, licensed or franchised tangible or intangible property or assets under any such lease, license or franchise agreement which claim is likely to be sustained and, if sustained, would have a Material Adverse Effect.

                          (o) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
         (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (p)     Neither the Company nor any of its
         subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "40 Act").

                          (q) (i) The property, assets and operations of the Company and its subsidiaries comply in all material respects with all applicable Environmental Laws (as defined below) (except to the extent that failure to comply with such Environmental Laws would not have a Material Adverse Effect), (ii) to the knowledge of the Company after reasonable inquiry, none of the property, assets or operations of the Company or its subsidiaries is the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Materials (as defined below) into the environment or is in contravention of any federal, state or local law, order or regulation that would have a Material Adverse Effect, (iii) neither the Company nor any of its subsidiaries has received any notice or claim, nor are there pending, threatened or reasonably anticipated lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Materials into the environment that would result in a Material Adverse Effect, and (iv) neither the Company nor any of its subsidiaries has any material contingent liability (material to the Company and its subsidiaries and its interests in its affiliated partnerships taken as a whole) in connection with any release of any Hazardous Materials into the environment (as used herein, "Environmental Laws" means any federal, state, territorial, provincial or local law, common law doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental
         Laws).

                          (r)     Neither the Company nor any of the
         subsidiaries is involved in any labor dispute nor, to the best knowledge of the Company, is any dispute imminent, other than routine disciplinary and grievance matters.

                 3. Purchase, Sale and Delivery of Securities. The Offered Securities to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office specified in the Terms Agreement against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House funds (or as otherwise specified in the Terms Agreement) payable to the order of the Company on the date and at the times specified in the Terms Agreement, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date." The Offered Securities will be prepared in definitive form and in such authorized denominations and registered in such names as you may require upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office at which they are to be delivered on the Closing Date (or such other office as may be specified for that purpose in the Terms Agreement) at least one business day prior to the Closing Date.

                 It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for the Offered Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

                 The Company will pay you on the Closing Date for the accounts of the Underwriters any fee, commission or other compensation specified in the Terms Agreement. Such payment will be made by certified or official bank check in New York Clearing House funds.

                 If so authorized in the Terms Agreement, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Offered Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"). Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as the Company may approve. Offered Securities to be purchased pursuant to Delayed Delivery Contracts are herein called "Contract Securities." When Delayed Delivery Contracts are authorized in the Terms Agreement, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum amount of Contract Securities set forth in the Terms Agreement. You will advise the Company of the proposed sales of the Contract Securities not later than 10:00 A.M., New York City time on the third full business day preceding the Closing Date (or at such later time as the Company may otherwise agree). The Company will advise you not later than 10:00 A.M., New York City time, on the second full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of the Contract Securities which have been so approved. You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

                 The amount of Offered Securities to be purchased by each Underwriter as set forth in the Terms Agreement shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Offered Securities set forth opposite the name of such Underwriter bears to the total amount of Offered Securities set forth in the Terms Agreement, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the total amount of Offered Securities set forth in the Terms Agreement less the aggregate amount of Contract Securities.

                 4. Substitution of Underwriters. (a) The Company shall not be obligated to deliver any Offered Securities except upon payment for all the Offered Securities to be purchased hereunder or as hereinafter provided.

                          (b)     If any Underwriter or Underwriters shall fail
to take up and pay for the principal amount of Offered Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Offered Securities in accordance with the terms hereof, and the principal amount of Offered Securities not purchased does not aggregate more than 10% of the total principal amount of the Offered Securities set forth in the Terms Agreement, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in the Terms Agreement, except as may otherwise be determined by you) the Offered Securities which the withdrawing or defaulting Underwriters agreed but failed to purchase.

                          (c)     If any Underwriter or Underwriters shall fail
to take up and pay for the principal amount of Offered Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Offered Securities in accordance with the terms hereof, and the principal. amount of Offered Securities not purchased aggregates more than 10% of the total principal amount of Offered Securities set forth in the Terms Agreement, and arrangements satisfactory to you and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours thereafter, this Agreement shall terminate.

                          (d)     In the event of a default by any Underwriter
as set forth in this Paragraph 4, the Closing Date shall be postponed for such period, not to exceed seven full business days, as you shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Paragraphs 5(j) and 9 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the principal amount of Offered Securities agreed by such Underwriter to be purchased under this Agreement) be under any liability to the Company (except to the extent provided in Paragraph 9 hereof). Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

                 5.       Covenants.  The Company agrees:

                          (a) To furnish promptly to you and to counsel for the Underwriters a signed copy of the Registration Statement and the Prospectus (including all documents incorporated by reference therein) as originally filed, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith and all documents incorporated by reference therein;

                          (b) To deliver promptly to you and to each Underwriter such number of conformed copies of the Registration Statement as originally filed and each amendment thereto (excluding exhibits other than this Agreement), the Prospectus and any amended or supplemented Prospectus as you may reasonably request;

                          (c) To cause the Prospectus Supplement to be filed pursuant to Rule 424 under the Act within the time prescribed therein and to notify you promptly of such filing;

                          (d) At any time when a prospectus relating to the Offered Securities is required to be delivered under the Act, prior to filing with the Commission, any amendment to the Registration Statement or subsequent supplement to the Prospectus, or to filing any prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to you and counsel for the Underwriters and obtain your consent to the filing;

                          (e) To advise you promptly (i) when any amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, (ii) of any request or proposed request by the Commission for any amendment to the Registration Statement, a supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any stop order proceedings, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus, or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading;

                          (f) Within the time during which a prospectus relating to the Offered Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Offered Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company will amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance;

                          (g) The Company will make generally available to its securities holders and to you as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act which shall satisfy the provisions of Section 11(a) of the Act;

                          (h) So long as the Offered Securities are outstanding, to furnish to you copies of all public reports and all reports and financial statements furnished by the Company to any securities exchange pursuant to requirements of or agreements with any such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                          (i) To endeavor in all reasonable respects to qualify the Offered Securities for offer and sale under the securities laws of such jurisdictions as you may reasonably request;

                          (j)     To pay the costs incident to the
         authorization, issuance, sale and delivery of the Offered Securities and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto; the costs of distributing to the Underwriters and any selected dealers the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including exhibits), the Prospectus and any amendment or supplement to the Prospectus as provided in this Agreement; the costs of printing this Agreement; the costs of filings and clearance with the National Association of Securities Dealers, Inc. (including the reasonable fees and disbursements of counsel for the Underwriters related thereto); the fees paid to rating agencies in connection with the rating of the Offered Securities; the reasonable fees and expenses of qualifying the Offered Securities under the securities laws of the several jurisdictions as provided in this Paragraph and of preparing and printing a Blue Sky Memorandum (including related fees and expenses of counsel for the Underwriters); and all other costs and expenses incident to the performance of the obligations of the Company under this Agreement, including, without limitation, the fees of the Trustee, the cost of printing and engraving the certificates representing the Securities, the cost of their personnel and other internal costs, and all expenses and taxes incident to the sale and delivery of the Securities to you; provided that, except as provided in this Paragraph or in the Terms Agreement, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel; any transfer taxes on the Offered Securities which they may sell and the expenses of advertising any offering of the Offered Securities made by the Underwriters; and

                          (k) The Company will not, without your consent, offer or sell, or publicly announce its intention to offer or sell any debt securities having a maturity of more than one year (except under prior contractual commitments) during the period beginning on the date of the Terms Agreement and ending the business day following the Closing Date. If the Offered Securities are convertible into shares of Class A Common Stock, the Company will comply with any similar (or additional) restrictions on offers and sales of the Company's Class A Common Stock, or other equity securities or securities convertible into or exercisable for equity securities that may be specified in the Terms Agreement. The Company has not taken, and will not take, directly or indirectly, any action which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Offered Securities.

                 6. Indemnification. (a) The Company shall indemnify and hold harmless each Underwriter, the directors, officers, agents and employees of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which that Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement when it became effective, the Registration Statement or the Prospectus, or any related preliminary prospectus supplement, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person for any legal and other expenses reasonably incurred by that Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or in the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein; and, provided further, that as to any preliminary prospectus supplement this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Offered Securities to any person by the Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus supplement was corrected in the Prospectus. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or any controlling person of that Underwriter.

                 (b) Each Underwriter (severally, but not jointly) shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement when it became effective, the Registration Statement or the Prospectus, or any related preliminary prospectus supplement, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such officer, director or controlling person for any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any of its directors, officers or controlling persons.

                 (c) Promptly after receipt by an indemnified party under this Paragraph of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party except to the extent that the failure to give notice has materially prejudiced the indemnifying party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided that the indemnified party shall have the right to employ counsel to represent such indemnified party who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Paragraph, if in the reasonable judgment of the indemnified party, it is advisable for such indemnified party to be represented by separate counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of such separate counsel shall be paid by the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                 (d) If the indemnification provided for in this Paragraph shall for any reason be unavailable to an indemnified party under Paragraph 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to such offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Paragraph were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph shall be deemed to include, for purposes of this Paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public was offered to the public exceeds that amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Paragraph 6(d) are several in proportion to their respective underwriting obligations and not joint.

                 (e) The indemnity agreements contained in this Paragraph and the representations, warranties and agreements of the Company in Paragraphs 2 and 5 shall survive the delivery of the Offered Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         7. Effective Date of Agreement and Termination. (a) This Agreement shall become effective on the day on which this Agreement is executed.

                 (b) The obligations of the Underwriters hereunder may be terminated by you, in your absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Offered Securities, if prior to that time (i) since the respective date as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the financial condition of the Company and its subsidiaries taken as a whole or the earnings or business affairs of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crises, if the effect of such outbreak, escalation, calamity, or crisis would, in your judgment, make the offering or delivery of the Offered Securities impracticable, (iii) existing financial, political, economic or stock market conditions in Europe, the United States or elsewhere, or international monetary conditions, shall have undergone a material change which, in your judgment, materially and adversely affects the market for the Offered Securities or makes the offering or delivery of the Offered Securities impracticable; (iv) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any subsidiary, (vi) the declaration of a banking moratorium by either federal or New York State authorities or (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         8. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Offered Securities as provided herein are subject to the accuracy, as of the date of the Terms Agreement and the Closing Date (as if made at the Closing Date) of the representations and warranties of the Company contained herein, to performance by the Company of its obligations thereunder, and to each of the following additional terms and conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and prior to that time no stop order proceeding shall have been initiated or threatened (and such threat shall not have been withdrawn) by the Commission; any request by the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Company shall not have filed with the Commission the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus without the consent of the Representatives; and

                 (b) All corporate proceedings and other legal matters incident to the authorization and validity of this Agreement, the Terms Agreement, the Indenture and the authorization, form and validity of the Offered Securities and the shares of Class A Common Stock issuable upon conversion of any convertible Offered Securities and the form of the Registration Statement and the Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to Cahill Gordon & Reindel, counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (c) Counsel to the Company shall have furnished to you their opinion addressed to the Underwriters and dated the Closing Date to the effect that:

                          (i) Such counsel has no reason to believe that any material licenses, permits, franchises and authorizations of the Company and its subsidiaries and affiliated partnerships are not in full force and effect and that the Company and its subsidiaries and affiliated partnerships are not in all material respects complying therewith.

                          (ii) The Company has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Colorado, with corporate power and authority to own its properties and conduct its business as now documented and described in the Prospectus, and is duly qualified to do business as a foreign corporation and in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualifications, except where the failure to be so qualified will not have a Material Adverse Effect.

                          (iii) Each of the Company's subsidiaries has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as now conducted and described in the Prospectus, and is duly qualified to do business as a foreign corporation and in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified will not have a Material Adverse Effect. The outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned, directly or indirectly, by the Company free and clear of all liens, encumbrances, equities and claims, except as set forth in the Prospectus or except liens, encumbrances, equities and claims arising in connection with bank indebtedness incurred in the ordinary course of business.

                          (iv) Each of the Company's affiliated partnerships has been duly formed and is validly existing in good standing as a limited partnership under the laws of its jurisdiction of formation, with power and authority to own its properties and conduct its business as now conducted and described in the Prospectus, and is duly qualified to do business as a foreign limited partnership and in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified will not have a Material Adverse Effect.

                          (v) The execution, delivery and performance of this Agreement and any Delayed Delivery Contract by the Company, consummation by the Company of the transactions herein contemplated and compliance by the Company with the provisions of the Indenture and the Offered Securities and if, the Offered Securities are convertible, the shares of Class A Common Stock issuable upon conversion of the Offered Securities, will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute or result in a breach or violation of, or default under, the articles of incorporation or bylaws of the Company or any of its subsidiaries, or the respective certificates of or agreements of limited partnership of any of the Company's affiliated partnerships, or any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel, to which the Company or any of its subsidiaries or affiliated partnerships is a party or by which it or any of them or their respective properties may be bound, or any law or statute or any judgment, decree, order, rule or regulation of any court, governmental agency or other body applicable to the Company or any of its subsidiaries or affiliated partnerships of any of their respective properties. (In the case of any law, order, rule or regulation relating to the Federal Communications Act or the Federal Communications Commission, such counsel may rely upon the opinion of Dow, Lohnes & Albertson, Washington, D.C.)

                          (vi) The Indenture has been validly authorized by the Company and is a valid and legally binding instrument of the Company, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

                          (vii) The Agreement and the Offered Securities have been validly authorized and duly executed by authorized officers of the Company, and when duly authenticated and delivered by the Trustee in accordance with the provisions of the Indenture (and, in the case of any Contract Securities, in accordance with the provisions of the Delayed Delivery Contracts with respect thereto), will be validly issued and legally binding obligations of the Company, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles, entitled to the benefits of the Indenture.

                          (viii) If the Offered Securities are convertible, the Offered Securities are convertible into shares of Class A Common Stock in accordance with the terms of the Indenture; the appropriate number of shares of Class A Common Stock initially issuable upon conversion of the Offered Securities in accordance with the terms of the Indenture have been duly authorized and reserved for issuance, and will, when issued in accordance with the terms of the Indenture, be validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof; and none of the shares of Class A Common Stock into which the Offered Securities will be convertible will be subject to any preemptive right, or any lien, charge or encumbrance or any other claim of any third party.

                          (ix) The Offered Securities, and, if the Offered Securities are convertible, the shares of Class A Common Stock issuable upon conversion of the Offered Securities, and the Indenture conform as to legal matters to the statements concerning them in the Registration Statement and the Prospectus.

                          (x) The Registration Statement is effective under the Act and the Indenture has been qualified under the Trust Indenture Act, and no stop order suspending its effectiveness has been issued, and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

                          (xi) To the best of the knowledge of such counsel, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries or affiliated partnerships is a party, or to which the property of the Company or any of its subsidiaries or affiliated partnerships is subject, before or brought by any court or governmental agency or body, except as described in the Prospectus and except for litigation incident to the kind of business conducted by the Company and its subsidiaries and affiliated partnerships which, individually or in the aggregate, will not have a Material Adverse Effect.

                          (xii) Such counsel has no reason to believe that the Company and its subsidiaries and affiliated partnerships have not obtained all licenses, permits, franchises and other governmental authorizations (in the case of any law, order, rule or administrative regulation relating to the Federal Communications Act or the Federal Communications Commission, such counsel may rely upon the opinion of Dow, Lohnes & Albertson, Washington, D.C.), the lack of which would have a Material Adverse Effect.

                          (xiii) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company of any of its subsidiaries which would affect the subject matter of this Agreement or the Terms Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                          (xiv) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in default under any material agreement, indenture or instrument or in violation of its corporate charter or bylaws.

                          (xv)    Neither the Company nor any of its
                 subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the 40 Act.

                          (xvi) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act, the Exchange Act or by the rules and regulations which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                          (xvii) The Statements made by the Prospectus under the captions "Description of the Debt Securities" and "Description of Capital Stock," insofar as they constitute a summary of the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form S-3.

                 In addition, as part of their opinion letter, such counsel shall advise that, except as to financial statements and FCC regulatory matters as to which such counsel need not express any opinion, such counsel (A) is of the opinion that the Registration Statement, all Preliminary Prospectuses, the Prospectus and any supplements or amendments thereto, as of their respective effective or issue dates, complied as to form in all material respects with the Act, the applicable Rules and Regulations and the Trust Indenture Act,
         (B) that the documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder, (C) believes that the descriptions in the Registration Statement and the Prospectus of statutes, contracts and other documents, and to the best knowledge of such counsel, all descriptions of legal or governmental proceedings and legislative proposals (in the case of any law, order, rule or administrative regulation relating to the Federal Communications Act or the Federal Communications Commission, such counsel may rely upon the opinion of Dow, Lohnes & Albertson, Washington, D.C.), are accurate and present fairly the information required to be presented by the Act or the Rules and Regulations and (D) although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (relying as to materiality to a large extent upon the opinions of officers, counsel and other representatives of the Company) nothing has come to such counsel's attention which would lead such counsel to believe that the Registration Statement and the Prospectus (and any amendments or supplements thereto), as of their respective effective or issue dates or as of the date hereof, or the documents incorporated by reference therein at the time they were filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus (if amended or supplemented), as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering such opinion, such counsel may rely, (A) as to matters of fact, upon statements and certificates from officers of the Company, public officials and other sources reasonably believed by such counsel to be reliable, and (B) as to matters of law of jurisdictions other than jurisdictions in which such counsel are admitted to the practice of law upon opinions of other counsel reasonably acceptable to the Underwriters; provided such counsel shall furnish the Underwriters copies of any such opinions.

                 (d) Dow, Lohnes & Albertson, as special counsel to the Company, shall have furnished to you their opinion addressed to the Underwriters and dated the Closing Date to the effect that with respect to matters arising under the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission (the "FCC"):

                          (i) No approval of the FCC is required in connection with the issuance and sale of the Offered Securities;

                          (ii) Based on due inquiry and investigation as described in such opinion, the Company and its subsidiaries have such licenses relating to the cable communications industry as are necessary under the Communications Act or 1934, as amended, and the rules and regulations of the FCC to own their cable television systems and to conduct their cable television business in the manner described in the Prospectus except where the failure to have or comply with such licenses would have a materially adverse effect on the business or financial condition of the Company and its subsidiaries as a whole, and such licenses contain no burdensome restrictions not adequately described in the Prospectus, which restrictions would have a materially adverse effect on the Company and its subsidiaries as a whole.

                          (iii) The execution, delivery and performance of this Agreement by the Company and compliance by the Company with the provisions of the Indenture and the Offered Securities does not and will not violate the Communications Act of 1934, as amended, or the rules and regulations of the FCC;

                          (iv)    Except for matters described in the
                 Registration Statement, such counsel does not know of any proceeding before the FCC to which the Company or any of its subsidiaries is a party or involving the cable television systems, licenses or authorizations of the Company or its subsidiaries, or of any cable communications law or regulation relevant to such systems, licenses or authorizations required pursuant to SEC Regulation S-K to be described in the Registration Statement or the Prospectus which is not described as required;

                          (v) The statements made in the Company's most recent Annual Report on Form 10-K filed with the Commission under the caption "Regulation and Legislation" and as updated in the Prospectus under the caption "Risk Factors-Government Regulation of the Cable Television Industry" and "Telephone Company Competition," insofar as they purport to summarize current and proposed federal legislation and regulations of the FCC and certain court decisions specifically referred to therein, have been reviewed by such counsel and such counsel has no reason to believe that such sections of the Registration Statement, as of the effective date of the Registration Statement and as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements not misleading.

                 (e) You shall have received from Cahill Gordon & Reindel, or such other counsel for the Underwriters designated in the Terms Agreement ("Counsel for the Underwriters"), an opinion or opinions, dated the Closing Date, covering the matters referred to in sub-heading (vi), (vii) and (x) of paragraph (c) of this Section 6 and such other related matters as you may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely, as to the incorporation of the Company and as to all other matters governed by the laws of the State of Colorado, upon the opinion of counsel for the Company referred to above.

                 In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent certified public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers, counsel and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that either the Registration Statement, as of the date of this Agreement, or the Prospectus, as of the date of the Prospectus Supplement, and any amendments or supplements thereto (except amendments or supplements relating to securities that are not Offered Securities), as of their respective effective or issue dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need make no comment with respect to the financial statements and other financial and statistical information included in the Registration Statement or Prospectus).

                 (f) The Company shall have furnished to you on the Closing Date a certificate, dated the Closing Date, of its President and its principal accounting officer stating that:

                          (i)     The representations, warranties and
                 agreements of the Company in Paragraph 2 are true and correct as of the Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Paragraph 8(a) have been fulfilled; and

                          (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the effective date of the Registration Statement, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

                 (g) The Company shall have furnished to you on the Closing Date a letter, in form and substance satisfactory to you, of Arthur Andersen & Co., addressed to the Underwriters and dated the Closing

         Date, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and containing statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and the Prospectus.

                 (h) The Company shall have obtained such agreements regarding the sale of the Company's Class A Common Stock, other equity securities or securities convertible into or exercisable for equity securities as may be specified in the Terms Agreement relating to convertible Securities.

                (i) After the execution and delivery of this Agreement, there shall not have been any downgrading in the ratings of the Company's debt securities by any "nationally recognized statistical rating agency" (as defined in Rule 426(g) under the Act) or any notice given thereby of, or any other action thereby threatening, any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change or any action thereby placing the Company under special surveillance.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

         9. Expenses of Underwriters. If the Company shall fail to tender the Offered Securities for delivery to the Underwriters for any reason permitted under this Agreement, or if the Underwriters shall decline to purchase the Offered Securities for any reason permitted under this Agreement other than as set forth in Paragraph 4 or Paragraph 7(b), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters.

         10. Notices. All notices or communications hereunder shall be sufficient if in writing and if sent to you shall be mailed, delivered or telegraphed and confirmed to you at your address set forth for that purpose in the Terms Agreement. Any notice by the Underwriters to the Company shall be sufficient if given in writing or by telegraph addressed to the Company at 9697 East Mineral Avenue, Englewood, Colorado 80112, Attention of the General Counsel.

         11. Parties. This agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 6 of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person other than the persons referred to in this Paragraph any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         12. Certain Definition. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and shall include affiliated partnerships only if the Company or one of its corporate subsidiaries is a general partner of such partnership, (c) "affiliate" has the meaning set forth in Rule 144 of the Rules and Regulations and (d) "Material Adverse Effect" means a material adverse effect, financial or otherwise, on the Company and its subsidiaries and its interests and its affiliated partnerships taken as a whole.

         13. Governing Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall together constitute a single instrument.

                                                                       EXHIBIT I

                             JONES INTERCABLE, INC.

                    {Insert specific title of securities*}

                           DELAYED DELIVERY CONTRACT

                  {Insert date of initial public offering}*

JONES INTERCABLE, INC.
c/o*

Gentlemen:

                 The undersigned hereby agrees to purchase from Jones Intercable Inc. (hereinafter called the "Company"), and the Company agrees to sell to the undersigned. {If one delayed closing, insert -- as of the date hereof, for delivery on _____________, 19_____ ("Delivery Date")}

                             {$} __________________

principal amount of the Company's {title of Securities} (the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of ____% of the principal amount thereof plus accrued interest, if any, and on the further terms and conditions set forth in this contract.

                 {If two or more delayed closings, insert the following:





_________________
* To be completed when the Terms Agreement is executed by the parties thereto.

                 The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

              Delivery Date                   Principal Amount
              -------------                   ----------------





Each of such delivery dates is hereinafter referred to as a Delivery Date.}

                 Payment for the Securities which the undersigned has agreed to purchase for delivery on {the} {each} Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds (as otherwise specified in the Terms Agreement) at the office of _________________________ at __.m., _________ time, on such Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date. If no designation is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on such Delivery Date.

                 The obligation of the undersigned to take delivery of, and make payment for, Securities on {the} {each} Delivery Date shall be subject only to the condition that (1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof and (2) the Company shall have delivered to the Underwriters the principal amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above and received payment therefor. The obligation of the undersigned to take delivery of and make payment for Securities hereunder, and the obligation of the Company to sell and deliver Securities hereunder, shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. As a material inducement to the acceptance of this offer by the Company, the undersigned represents and warrants to you that its investment in the Securities which the undersigned hereby offers to purchase is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment, and the undersigned will, if the Securities are being purchased by the undersigned under a "basket" clause or similar authorization, use its best efforts to reserve an amount thereunder sufficient to permit such purchase on the Delivery Date.

                 Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                 By execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities which the undersigned hereby offers to purchase has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

                 This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                 It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come-first served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is mailed or delivered.

                 This contract shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                   Very truly yours,


                                                   (Name of Purchaser)

                                                   By

                                                   (Title of Signatory)



                                                   (Address of Purchaser)

Accepted, as of the above date.

JONES INTERCABLE, INC.

By
   (Title of Signatory)